UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005
Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2008 – November 30, 2009

Vanguard Massachusetts
Tax-Exempt Fund Annual Report
November 30, 2009

> The long-term municipal bond market roared back from its loss in fiscal-year

2008 to a double-digit gain for the fiscal year ended November 30, 2009.

> Vanguard Massachusetts Tax-Exempt Fund returned about 12% for the

12-month period, in line with the index’s return but behind the average return of the fund’s peers.

> For the decade ended November 30, the fund’s average annual return was almost

1 percentage point ahead of the average annual return of competing funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	9
Results of Proxy Voting	12
Fund Profile	13
Performance Summary	14
Financial Statements	16
About Your Fund’s Expenses	32
Glossary	34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Massachusetts Tax-Exempt Fund	VMATX	12.36%
30-Day SEC Yield: 3.20%
Taxable-Equivalent Yield: 5.20%[1]
Barclays Capital 10 Year Municipal Bond Index		12.67
Massachusetts Municipal Debt Funds Average[2]		16.15

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$9.44	$10.19	$0.401	$0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum commonwealth of Massachusetts income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Fiscal-year 2009 began amid fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices.

As the year progressed, government rescue programs began to take hold, accompanied by a strong rally in municipal bonds.

Simultaneously, to a greater or lesser extent, Massachusetts and other states grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression. To help address the fiscal squeeze, Massachusetts increased the state sales tax rate from 5.00% to 6.25%, effective August 1. And even though Massachusetts’ unemployment rate rose to about 9%, it was below the national average, which exceeded 10%. Fears of defaults were in the air (generally unwarranted in our view).

In this environment, Vanguard Massachusetts Tax-Exempt Fund performed well, returning 12.36%, and fully participated in the national muni bond market rally. Rising bond prices go hand-in-hand with declining yields: As of November 30, 2009, the fund’s yield was 3.20%, down from 4.23% a year earlier. On a taxable-equivalent basis, the yield was 5.20% for investors in the highest income tax bracket.

Note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT).

As of November 30, the fund owned no securities that would generate income distributions subject to the AMT.

For bonds, a period of panic was followed by robust returns

Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the

Great Depression. The crisis also rattled the municipal bond market, propelling muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors regained their appetite for risk, and then some: Not only did they propel the stock market to an amazingly strong bounce-back, but many sought out some of the riskiest bonds. For the 12 months ended November 30, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns

U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were more than erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Massachusetts
		Municipal Debt
	Fund	Funds Average
Massachusetts Tax-Exempt Fund	0.17%	1.20%

1 The fund expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the fund’s expense ratio was
0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields

Fiscal 2009 was a period of falling tax-exempt yields across the maturity spectrum. In the longer-term tax-exempt market, yields declined because of a rally that took hold early in the year and didn’t let up.

The rally got its start early in the fiscal year when the credit-market crisis put extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of municipal bonds drove prices down to levels that would soon prove attractive to investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
		Massachusetts
	Vanguard	Municipal Debt
	Fund	Funds Average[1]
Massachusetts Tax-Exempt Fund	5.48%	4.56%

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Investment insight
A historical yield pattern
has reasserted itself
Atypical times can upend typical
relationships. At the start of the
2009 fiscal year, municipal securities
generally offered higher pre-tax yields
than taxable Treasuries—an inversion
of the historical relationship. A variety
of investor fears about the financial
outlook drove demand for Treasuries
up and their yields down, while market
turmoil was doing the opposite for
municipal bonds. Munis have usually
yielded less than Treasuries, because
their interest income is generally
exempt from federal taxes. As the
period progressed, Treasury yields
rose and muni yields declined—
returning to the more usual
relationship in the spring.

Comparing Treasury and Municipal Yields

Sources: Bloomberg L.P. and Thomson Reuters.

“Investment insight” chart, opposite). As investors’ appetite for risk grew, the combination of relatively low prices and high yields contributed to strong muni demand.

Also helping to boost muni bond prices was a decline in tax-exempt supply. Issuance of tax-exempt bonds dropped as states and municipalities took advantage of the newly created Build America Bonds (BABs). Issuers in many other states got a head start on Massachusetts. For example, the University of Massachusetts Building Authority issued BABs in October, and Massachusetts issued its first state general-obligation BABs on December 1, the day after the fiscal year-end. The new BABs, which are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs. (The stimulus program also included direct payments to state and local governments, another factor that reduced tax-exempt bond supply.)

Against this favorable backdrop, the Massachusetts Tax-Exempt Fund returned more than 12%, the fund’s best fiscal-year return since its inception in 1998. The fund’s return was in line with that of its benchmark index, but the fund’s higher-quality orientation held back performance compared with the average return of the peer group.

Diligent analysis and low costs support long-term returns

Even though the economic signals seem to point to renewed growth for the U.S. economy as a whole, the finances of states and municipalities are likely to be strained for a while longer—if experience is any guide. This means that close monitoring of the finances of Massachusetts and other municipal bond issuers will continue to be of paramount importance to investors.

Vanguard Fixed Income Group’s seasoned credit analysts bring an informed skeptic’s view to the monitoring task. They perform rigorous, thorough, and independent analysis not only of issues being considered for purchase but also of those already in the portfolio. The advisor believes that concerns about the potential defaults of Massachusetts tax-exempt securities, and of those of other states represented in Vanguard’s array of tax-exempt portfolios, are generally unwarranted. In fact, we have not witnessed a surge in municipal defaults across the country in 2009, despite the fiscal squeeze.

Investors have been well-served by the advisor’s diligent credit analysis, as well as by the strategy of maintaining low-cost portfolios of high-quality, liquid assets with tightly controlled exposure to interest rate risk. For the decade ended November 30, 2009, the Massachusetts Tax-Exempt

Fund’s average annual return was almost 1 full percentage point higher than the comparable average return of its peers.

The importance of low costs should not be underestimated in fixed income investing, because bond returns fall within a narrower range than stock returns. This simple fact provides two interrelated advantages for the skilled bond fund manager who has low costs. He or she has a lower hurdle to overcome in seeking to produce competitive returns, because expenses are deducted directly from returns. And the manager needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs. As you can see in the expense ratio table on page 4, your fund’s costs are far below the norm for its peers.

Diversification and low costs stand the test of time

As the financial crisis unfolded and the economy fell into recession, risk-averse investors sought refuge in the relative safety of Treasury securities. This made Treasuries the star performers in fiscal year 2008, when virtually all other asset classes suffered double-digit losses. In 2009, however, as the outlook for credit markets and the economy brightened, investors returned to embracing other investments, including municipal securities. The double-digit returns of many long-term municipal bond funds were several steps ahead of the returns of intermediate- and long-term Treasury bonds.

Because asset classes rotate in and out of favor over time, we recommend that you diversify your portfolio among, and within, different asset classes based on your goals, time horizon, and tolerance for risk. And always pay attention to costs, a key factor in any fund’s performance and especially critical in fixed income investing.

When held as part of a balanced and well-diversified portfolio, the Massachusetts Tax-Exempt Fund can play an important role, particularly for investors in higher tax brackets. And the fund’s low expenses also help you to keep more of the returns, a benefit that compounds over time.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard’s board of directors and of the fund boards. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 15, 2009

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard Massachusetts Tax-Exempt Fund returned 12.36%—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009 when credit was essentially frozen. The fund’s return was in line with that of its diversified Barclays Capital index benchmark but behind the average return of competing funds.

The investment environment

In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’ depressed prices began to attract buyers, helping to fuel a rally that continued for

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

Source: Vanguard.

the remainder of the year. Toward the end of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion in taxable Build America Bonds was issued nationwide. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the $373 billion of muni issues marketed nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In Massachusetts, based on preliminary data, $10.4 billion of municipal bonds were issued in fiscal year 2009 ($2 billion were Build America Bonds, including a $1 billion state issue on December 1, one day after the fiscal year-end). Total municipal issuance was down from the two previous fiscal years.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries. In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the fund

The economic slump and high unemployment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures—cutting spending, increasing taxes and fees, and tapping into reserves—to help meet their fiscal needs. Federal stimulus payments also helped bridge budget gaps. In Massachusetts, the legislature increased the state sales tax to help avoid even steeper cuts in education and community-services budgets.

In anticipation of the market’s recovery, we increased the fund’s exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the peer group, our allocation to lower-rated issues remains quite modest.

The fund’s interest rate positioning, as measured by its average weighted duration, had no meaningful impact on performance relative to benchmark indexes.

Outlook

We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we always do, we will continue to independently monitor developments in Massachusetts and nationally, and closely analyze the finances of the muni issuers. We strive to make sure that any financial pressure or problems of issuers won’t become the problems of the shareholders in our funds.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA
Principal and Head of Municipal Money
Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	52,109,958	1,577,800	97.1%
Charles D. Ellis	51,703,909	1,983,848	96.3%
Emerson U. Fullwood	52,055,159	1,632,599	97.0%
Rajiv L. Gupta	51,959,206	1,728,551	96.8%
Amy Gutmann	51,881,008	1,806,750	96.6%
JoAnn Heffernan Heisen	52,034,772	1,652,986	96.9%
F. William McNabb III	51,997,314	1,690,443	96.9%
André F. Perold	52,000,850	1,686,908	96.9%
Alfred M. Rankin, Jr.	51,994,442	1,693,316	96.8%
Peter F. Volanakis	52,073,167	1,614,590	97.0%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Massachusetts Tax-Exempt Fund
2a	43,904,130	1,438,888	1,851,498	6,493,241	81.8%
2b	43,826,164	1,479,545	1,888,809	6,493,239	81.6%
2c	42,933,363	1,316,193	2,944,962	6,493,240	80.0%
2d	42,853,361	1,393,829	2,947,328	6,493,239	79.8%
2e	42,728,675	1,395,267	3,070,576	6,493,239	79.6%
2f	42,884,648	1,601,211	2,708,660	6,493,239	79.9%
2g	44,394,323	1,335,862	1,464,334	6,493,239	82.7%

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	230	8,323	46,048
Yield[3]	3.2%	3.6%	3.6%
Yield to Maturity	3.3%[4]	3.6%	3.6%
Average Coupon	4.8%	5.0%	5.0%
Average Effective
Maturity	8.2 years	9.9 years	13.5 years
Average Quality	AA	AA	AA
Average Duration	7.2 years	7.2 years	8.4 years
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	4.9%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.98
Beta	1.01	1.05

Distribution by Maturity (% of portfolio)

Under 1 Year	11.5%
1–5 Years	19.0
5–10 Years	48.7
10–20 Years	11.5
20–30 Years	9.0
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

AAA	41.5%
AA	34.9
A	18.6
BBB	3.5
BB	0.2
Other	1.3

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratio was 0.17%
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Massachusetts Tax-Exempt Fund[1]	12.36%	4.25%	5.48%	$17,047
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
Massachusetts Municipal Debt Funds Average[2]	16.15	3.19	4.56	15,618

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

				Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	3.8%	5.4%	9.2%	7.7%
2001	3.9	5.0	8.9	8.2
2002	0.8	4.8	5.6	6.7
2003	2.2	4.5	6.7	6.9
2004	–0.9	4.2	3.3	4.0
2005	–0.6	4.1	3.5	3.0
2006	2.2	4.3	6.5	6.2
2007	–2.0	4.2	2.2	3.5
2008	–6.7	4.0	–2.7	–0.4
2009	7.9	4.5	12.4	12.7

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Massachusetts Tax-Exempt Fund[2]	12/9/1998	14.37%	4.54%	1.13%	4.52%	5.65%

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.2%)
Massachusetts (95.8%)
Beverly MA GO	5.250%	11/1/12 (14)	1,925	2,162
Beverly MA GO	5.250%	11/1/13 (14)	1,855	2,135
Boston MA Convention Center Rev.	5.000%	5/1/18 (2)	4,975	5,288
Boston MA GO	5.750%	2/1/10 (Prere.)	1,955	1,973
Boston MA GO	5.000%	2/1/12 (14)(Prere.)	3,765	4,113
Boston MA GO	5.000%	3/1/16	7,295	8,564
Boston MA Housing Auth. Rev.	5.000%	4/1/23 (4)	2,000	2,159
Boston MA Housing Auth. Rev.	5.000%	4/1/25 (4)	5,440	5,798
Boston MA Special Obligation Rev.
(Boston City Hosp.)	5.000%	8/1/17 (14)	2,000	2,068
Boston MA Water & Sewer Comm. Rev.	5.750%	11/1/13	380	416
Boston MA Water & Sewer Comm. Rev.	5.000%	11/1/25	3,725	4,142
Braintree MA GO	5.000%	5/15/27	4,000	4,306
Foxborough MA Stadium Infrastructure
Improvement Rev.	5.750%	6/1/10 (Prere.)	2,500	2,593
Framingham MA Housing Auth. Mortgage Rev.	6.200%	2/20/21	900	955
Framingham MA Housing Auth. Mortgage Rev.	6.350%	2/20/32	2,000	2,176
Holyoke MA Gas & Electric Dept. Rev.	5.000%	12/1/21 (14)	2,395	2,420
Littleton MA GO	5.000%	1/15/22 (14)	1,280	1,337
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10 (Prere.)	630	648
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10 (Prere.)	3,950	4,065
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/14 (Prere.)	5,000	5,819
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/14	5,000	5,838
Massachusetts Bay Transp. Auth. Rev.	6.200%	3/1/16	5,325	6,154
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/22	5,285	6,402
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/23	5,325	6,215
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/24	1,325	1,515
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/24	2,500	2,994
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/26 (14)	2,000	2,396
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/27	5,000	5,688
Massachusetts Bay Transp. Auth. Rev.	0.000%	7/1/29	1,020	378
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/29	5,000	5,747
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/29 (14)	3,000	3,548
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/30	420	425
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/33	3,850	4,285
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/34	14,500	15,437
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.000%	7/1/12 (Prere.)	3,000	3,321
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.000%	7/1/18 (Prere.)	10,000	11,819
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.250%	7/1/22	3,500	4,151

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.250%	7/1/33	15,000	16,694
Massachusetts College Building Auth. Rev.	0.000%	5/1/17 (10)	3,340	2,550
Massachusetts College Building Auth. Rev.	5.000%	5/1/38 (12)	10,000	10,151
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/18	2,000	2,064
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/20	3,105	3,146
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/22	3,985	4,008
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/23	3,710	3,714
Massachusetts Dev. Finance Agency Rev.	5.000%	1/1/36 (12)	10,000	10,052
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,655
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	10/1/35 (2)	2,000	1,941
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.375%	5/15/39	1,575	1,591
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	7/1/42	5,000	5,063
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.210%	12/1/09 LOC	6,700	6,700
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.210%	12/1/09 LOC	1,000	1,000
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.) VRDO	0.210%	12/1/09 LOC	1,720	1,720
Massachusetts Dev. Finance Agency Rev.
(College of Pharmacy and Allied Health Services)	5.750%	7/1/13 (Prere.)	1,000	1,170
Massachusetts Dev. Finance Agency Rev.
(Deerfield Academy)	5.000%	10/1/28	1,500	1,554
Massachusetts Dev. Finance Agency Rev.
(Draper Laboratory)	5.750%	9/1/25	5,000	5,448
Massachusetts Dev. Finance Agency Rev.
(Jewish Philanthropies)	5.250%	2/1/22	2,750	2,936
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.250%	7/1/31	4,000	4,046
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.000%	7/1/36	5,000	5,091
Massachusetts Dev. Finance Agency Rev.
(Neville Communities)	6.000%	6/20/44	1,500	1,565
Massachusetts Dev. Finance Agency Rev.
(Simmons College)	5.250%	10/1/33 (10)	3,000	2,716
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	3,000	3,125
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	1,195	1,245
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.000%	7/1/35	8,000	8,105
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	5.875%	12/1/12 (Prere.)	570	639
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,160
Massachusetts GAN	5.125%	12/15/10	1,480	1,485
Massachusetts GAN	5.125%	12/15/12	1,750	1,756
Massachusetts GAN	5.750%	6/15/14	9,665	10,126
Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,489

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	8/1/12	4,945	5,470
Massachusetts GO	5.000%	9/1/12	2,170	2,407
Massachusetts GO	5.000%	8/1/14	3,000	3,461
Massachusetts GO	5.000%	11/1/14	3,275	3,791
Massachusetts GO	5.000%	12/1/14 (4)(Prere.)	3,150	3,626
Massachusetts GO	5.000%	3/1/15 (Prere.)	10,000	11,675
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	11,700
Massachusetts GO	5.500%	10/1/15	2,280	2,707
Massachusetts GO	5.500%	11/1/17	5,000	6,016
Massachusetts GO	5.250%	8/1/18 (4)	5,060	5,990
Massachusetts GO	5.500%	10/1/18 (4)	10,200	12,285
Massachusetts GO	5.500%	10/1/18	4,955	5,968
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,709
Massachusetts GO	5.000%	8/1/22	4,500	5,020
Massachusetts GO	5.250%	8/1/22	5,000	5,892
Massachusetts GO	5.000%	3/1/26	5,000	5,489
Massachusetts GO	5.000%	8/1/28	4,535	4,892
Massachusetts GO	5.000%	7/1/36	5,070	5,257
Massachusetts GO	5.000%	8/1/37 (2)	15,000	15,442
Massachusetts GO	5.000%	8/1/38	5,000	5,159
1 Massachusetts GO TOB VRDO	0.230%	12/7/09 (3)	1,400	1,400
Massachusetts GO VRDO	0.240%	12/1/09	12,175	12,175
Massachusetts Health & Educ. Fac. Auth. Rev.	5.250%	2/15/26	1,880	2,188
Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	7/1/39	6,000	5,656
Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center)	5.750%	7/1/33	5,000	5,043
Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center) VRDO	0.220%	12/7/09 LOC	2,500	2,500
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/26	6,255	6,556
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/27	5,575	5,817
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/19 (14)	50	48
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/28	3,000	2,704
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.000%	7/1/13	5,200	5,446
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.125%	7/1/33	3,000	2,731
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.125%	7/1/38	4,000	3,579
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caritas Christi Obligated Group)	6.750%	7/1/16	2,000	2,091
Massachusetts Health & Educ. Fac. Auth. Rev.
(Children’s Hosp.)	5.500%	12/1/39	4,000	4,080
Massachusetts Health & Educ. Fac. Auth. Rev.
(Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	4,933
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	6.250%	4/1/20	1,000	1,299
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	5.125%	7/15/37	9,350	9,540
Massachusetts Health & Educ. Fac. Auth. Rev.
(Henry Heywood Memorial Hosp.) VRDO	0.220%	12/1/09 LOC	3,700	3,700
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/27	1,650	1,720

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/28	2,780	2,879
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/29	1,420	1,461
Massachusetts Health & Educ. Fac. Auth. Rev.
(Lahey Clinic Medical Center)	5.250%	8/15/37	8,000	7,448
Massachusetts Health & Educ. Fac. Auth. Rev.
(Massachusetts General Hosp.)	6.250%	7/1/12 (2)	245	257
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/10	520	520
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/16	1,235	1,069
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/21	6,765	8,227
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/30	5,000	5,933
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.500%	7/1/32	5,000	6,041
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12 (3)(Prere.)	3,000	3,306
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12 (3)(Prere.)	2,580	2,843
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/13 (3)	1,255	1,293
Massachusetts Health & Educ. Fac. Auth. Rev.
(Northeastern Univ.)	5.000%	10/1/33	3,000	3,004
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/11	2,080	2,107
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/12	2,850	2,886
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/14	1,000	1,013
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/15	3,000	3,040
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/15 (14)	390	391
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.375%	7/1/24 (14)	1,605	1,606
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.000%	7/1/47	2,500	2,499
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System) VRDO	0.200%	12/7/09	10,285	10,285
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System) VRDO	0.200%	12/7/09	3,685	3,685
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	5.000%	10/1/13 (3)(Prere.)	1,090	1,246
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	5.000%	10/1/13 (3)(Prere.)	1,175	1,343
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	8.000%	10/1/39	2,500	2,730
Massachusetts Health & Educ. Fac. Auth. Rev.
(Sterling & Francine Clark)	5.000%	7/1/36	5,500	5,580
Massachusetts Health & Educ. Fac. Auth. Rev.
(Tufts Univ.)	5.250%	2/15/30	2,000	2,044
Massachusetts Health & Educ. Fac. Auth. Rev.
(Tufts Univ.) VRDO	0.190%	12/1/09	1,900	1,900

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	5.250%	7/1/14 (2)	1,000	1,010
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	6.500%	7/1/21	5,000	5,084
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	6.625%	7/1/32	1,000	1,009
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts)	5.875%	10/1/10 (3)(Prere.)	4,000	4,226
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts)	5.125%	10/1/27 (14)	1,850	1,881
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.125%	10/1/11 (3)(Prere.)	435	470
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.250%	10/1/12 (14)(Prere.)	4,000	4,483
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.125%	10/1/23 (14)	565	574
2 Massachusetts Health & Educ. Fac. Auth. Rev.
(Wellesley College)	5.000%	7/1/23	2,400	2,536
Massachusetts Health & Educ. Fac. Auth. Rev.
(Williams College)	5.000%	7/1/31	5,000	5,254
Massachusetts Housing Finance Agency
Housing Rev.	5.125%	12/1/28	4,000	4,082
Massachusetts Housing Finance Agency
Housing Rev. VRDO	0.320%	12/7/09 (4)	300	300
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.000%	7/1/10 (2)(ETM)	415	422
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/12 (14)	2,975	3,196
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/13 (14)	3,255	3,463
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/16 (14)	4,500	4,732
Massachusetts Port Auth. Rev.	5.750%	7/1/10	1,000	1,032
Massachusetts Port Auth. Rev.	5.500%	7/1/16 (4)	4,000	4,690
Massachusetts Port Auth. Rev.	5.000%	7/1/17 (4)	9,600	10,967
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/14 (4)	5,000	5,774
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/18 (4)	10,000	11,295
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/24 (4)	15,000	16,152
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/25 (4)	16,125	17,270
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/26 (4)	8,000	8,509
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/27 (14)	8,500	8,930
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	4.750%	8/15/32 (2)	9,360	9,371
Massachusetts School Building Auth. Dedicated
Sales Tax Rev.	5.000%	8/15/37 (2)	12,000	12,418
Massachusetts Special Obligation Dedicated
Tax Rev.	5.750%	1/1/14 (3)(Prere.)	4,000	4,656

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Special Obligation Dedicated
Tax Rev.	5.500%	1/1/27 (14)	15,000	17,142
Massachusetts Special Obligation Rev.	5.000%	12/15/09 (4)	3,010	3,016
Massachusetts Special Obligation Rev.	5.000%	12/15/13 (4)	1,895	2,131
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/20 (14)	3,000	1,767
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/25 (14)	5,000	2,080
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/28 (14)	7,000	2,349
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/15 (Prere.)	4,460	5,291
Massachusetts Water Pollution Abatement Trust	5.000%	8/1/16	5,000	5,859
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	540	628
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	5,000	5,965
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/22	3,500	4,124
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/27	2,565	2,594
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/29	1,520	1,766
Massachusetts Water Pollution Abatement Trust	5.500%	8/1/29	1,000	1,011
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/29	190	193
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/30	5,550	6,383
Massachusetts Water Resources Auth. Rev.	6.000%	12/1/11 (14)	4,120	4,322
Massachusetts Water Resources Auth. Rev.	5.500%	8/1/22 (4)	990	1,165
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/31 (4)	1,000	1,116
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/32 (4)	5,000	5,552
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/34 (14)	8,000	8,184
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/35 (14)	14,000	14,294
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/35 (4)	1,310	1,437
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/36 (2)	5,000	5,090
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/36	11,370	11,576
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/36 (4)	2,520	2,766
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/39	2,000	2,068
Narragansett MA Regional School Dist. GO	6.500%	6/1/13 (2)	1,210	1,258
Newton Massachusetts School Dist.	4.500%	6/15/34	3,000	3,040
Pittsfield MA GO	5.000%	4/15/18 (14)	1,000	1,055
Quaboag MA Regional School Dist. GO	5.500%	6/1/18 (4)	1,355	1,399
Quaboag MA Regional School Dist. GO	5.500%	6/1/19 (4)	1,355	1,399
Route 3 North Transp. Improvement Assn.
Massachusetts Lease Rev.	5.375%	6/15/10 (14)(Prere.)	2,500	2,569
Shrewsbury MA GO	5.000%	8/15/13	1,030	1,113
Shrewsbury MA GO	5.000%	8/15/17	1,900	2,049
Shrewsbury MA GO	5.000%	8/15/18	3,185	3,396
Shrewsbury MA GO	5.000%	8/15/19	1,000	1,066
Tantasqua MA Regional School Dist. GO	5.125%	8/15/10 (4)(Prere.)	2,575	2,689
Univ. of Massachusetts Building Auth.
Refunding Rev.	6.875%	5/1/14 (ETM)	1,000	1,166
Univ. of Massachusetts Building Auth. Rev.	5.125%	11/1/10 (Prere.)	1,135	1,185
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,600	2,724
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,400	2,515
Univ. of Massachusetts Health & Educ. Fac.
Auth. Rev.	5.000%	11/1/21 (2)	5,680	5,999
Univ. of Massachusetts Health & Educ. Fac.
Auth. Rev.	5.000%	11/1/22 (2)	2,695	2,833
Univ. of Massachusetts Health & Educ. Fac.
Auth. Rev.	5.000%	11/1/23 (2)	1,760	1,843
Univ. of Massachusetts Health & Educ. Fac.
Auth. Rev.	5.000%	11/1/24 (2)	1,980	2,064

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Univ. of Massachusetts Health & Educ. Fac.
Auth. Rev.	5.000%	11/1/25 (2)	1,990	2,066
Westfield MA GO	5.000%	5/1/10 (3)(Prere.)	1,715	1,766
Worcester MA GO	5.750%	4/1/10 (4)(Prere.)	1,000	1,028
Worcester MA GO	5.625%	8/15/10 (3)(Prere.)	1,640	1,718
Worcester MA GO	5.500%	8/15/14 (14)	1,445	1,520
Worcester MA GO	5.500%	8/15/15 (14)	1,190	1,243
Worcester MA GO	5.250%	8/15/21 (14)	1,500	1,530
				899,841
Puerto Rico (3.1%)
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/17 (14)	5,000	5,482
Puerto Rico GO	5.500%	7/1/19 (2)	2,250	2,364
Puerto Rico GO	5.500%	7/1/22 (3)	3,500	3,547
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/12 (3)	5,080	5,396
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/12 (Prere.)	1,100	1,217
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/36	400	366
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,212
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	665	730
Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)(ETM)	2,155	2,469
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)(ETM)	4,000	4,966
				28,749
Guam (0.2%)
Guam Econ. Dev. & Comm. Auth. Rev.	5.250%	6/1/32	2,245	1,851

Virgin Islands (0.1%)
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,000	1,021
Total Tax-Exempt Municipal Bonds (Cost $905,900)				931,462
Other Assets and Liabilities (0.8%)
Other Assets				16,290
Liabilities				(8,920)
				7,370
Net Assets (100%)
Applicable to 92,162,068 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				938,832
Net Asset Value Per Share				$10.19

Massachusetts Tax-Exempt Fund

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	923,838
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(10,534)
Unrealized Appreciation (Depreciation)
Investment Securities	25,562
Futures Contracts	(34)
Net Assets	938,832

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the value of this security represented 0.1% of net assets.
2 Securities with a value of $740,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	34,781
Total Income	34,781
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative	1,050
Marketing and Distribution	222
Custodian Fees	8
Auditing Fees	24
Shareholders’ Reports and Proxies	17
Trustees’ Fees and Expenses	1
Total Expenses	1,401
Net Investment Income	33,380
Realized Net Gain (Loss)
Investment Securities Sold	1,792
Futures Contracts	(1,806)
Realized Net Gain (Loss)	(14)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	58,825
Futures Contracts	700
Change in Unrealized Appreciation (Depreciation)	59,525
Net Increase (Decrease) in Net Assets Resulting from Operations	92,891

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,380	30,696
Realized Net Gain (Loss)	(14)	(6,426)
Change in Unrealized Appreciation (Depreciation)	59,525	(46,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,891	(22,449)
Distributions
Net Investment Income	(33,380)	(30,696)
Realized Capital Gain	—	—
Total Distributions	(33,380)	(30,696)
Capital Share Transactions
Issued	284,222	300,403
Issued in Lieu of Cash Distributions	25,094	22,957
Redeemed	(140,265)	(244,024)
Net Increase (Decrease) from Capital Share Transactions	169,051	79,336
Total Increase (Decrease)	228,562	26,191
Net Assets
Beginning of Period	710,270	684,079
End of Period	938,832	710,270

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.44	$10.12	$10.33	$10.12	$10.18
Investment Operations
Net Investment Income	.401	.414	.424	.427	.417
Net Realized and Unrealized Gain (Loss)
on Investments	.750	(.680)	(.210)	.218	(.060)
Total from Investment Operations	1.151	(.266)	.214	.645	.357
Distributions
Dividends from Net Investment Income	(.401)	(.414)	(.424)	(.427)	(.417)
Distributions from Realized Capital Gains	—	—	—	(.008)	—
Total Distributions	(.401)	(.414)	(.424)	(.435)	(.417)
Net Asset Value, End of Period	$10.19	$9.44	$10.12	$10.33	$10.12

Total Return[1]	12.36%	–2.72%	2.15%	6.54%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$939	$710	$684	$573	$497
Ratio of Total Expenses to
Average Net Assets	0.17%	0.12%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.02%	4.17%	4.19%	4.22%	4.07%
Portfolio Turnover Rate	15%	29%	16%	5%	9%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $192,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Massachusetts Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	931,462	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	(1)	931,462	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year United States Treasury Note	March 2010	(20)	2,399	(32)
30-Year United States Treasury Bond	March 2010	(1)	122	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $8,848,000 to offset future net capital gains of $1,178,000 through November 30, 2015 and $7,670,000 through November 30, 2016.

The fund had realized losses totaling $1,721,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Massachusetts Tax-Exempt Fund

At November 30, 2009, the cost of investment securities for tax purposes was $907,621,000. Net unrealized appreciation of investment securities for tax purposes was $23,841,000, consisting of unrealized gains of $30,004,000 on securities that had risen in value since their purchase and $6,163,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $273,821,000 of investment securities and sold $118,719,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended November 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	28,562	30,292
Issued in Lieu of Cash Distributions	2,511	2,333
Redeemed	(14,143)	(24,982)
Net Increase (Decrease) in Shares Outstanding	16,930	7,643

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,038.09	$0.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of	Founder
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $24,000
Fiscal Year Ended November 30, 2008: $23,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

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(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 25, 2010

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 25, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.